Variable Interest Entities	12 Months Ended
Dec. 31, 2010
Variable Interest Entities [Abstract]
Variable Interest Entities

Note 4.  Variable Interest Entities

Consolidated VIEs

Gold Key Lease

We use special purpose entities to securitize future lease payments and vehicle residual values for the portfolio of vehicles under our Gold Key Lease financing program. As of December 31, 2010 and 2009, we were the sole beneficiary of the consolidated assets from these VIEs and we are considered to be the primary beneficiary. We are currently winding down the Gold Key Lease financing program and no vehicles were added to the vehicle lease portfolio during the year ended December 31, 2010.

The following amounts were included in the respective financial statement captions in the accompanying Consolidated Balance Sheets related to these VIEs as of December 31 (in millions of dollars):

	2010	2009
Restricted cash	$172	$192
Equipment on operating leases, net	635	1,828
Financial liabilities	173	1,213

Refer to Note 3, Summary of Significant Accounting Policies, Note 8, Equipment on Operating Leases, Net, and Note 12, Financial Liabilities, for additional information related to our Gold Key Lease program and financing arrangements.

Chrysler Receivables SPV LLC

In connection with the 363 Transaction, we purchased the equity of Chrysler Receivables SPV LLC ("Receivable SPV") and assumed the terms of the Auto Supplier Support Program, which was established by the U.S. Treasury in 2009 to ensure the payment of qualified automotive receivables to certain automotive suppliers of Old Carco. We also assumed a $1.5 billion loan facility that was previously provided by the U.S. Treasury to Receivable SPV to finance this program, which was subsequently reduced to $1.0 billion. Receivable SPV was formed on April 7, 2009 to facilitate the Auto Supplier Support Program and was a wholly-owned subsidiary of Old Carco. Receivable SPV was determined to be a VIE as its total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support, in the form of additional equity contributions from us. We were also the primary beneficiary, as we absorbed the majority of the losses and received the majority of the benefits of Receivable SPV. Receivable SPV was dissolved in December 2010.

At December 31, 2009, we had $172 million of restricted funds which were to be used solely for the Auto Supplier Support Program and $123 million outstanding on the $1.0 billion loan facility. The restricted funds and the related loan balance are classified as current as of December 31, 2009 and are included in Restricted Cash and Financial Liabilities, respectively, in the accompanying Consolidated Balance Sheets.

During March 2010, we repaid the $123 million outstanding on the facility and all accrued and unpaid interest. In April 2010, the Auto Supplier Support Program expired and, in accordance with the terms of the agreement, we paid the U.S. Treasury a $40 million exit fee associated with the program, as well as $5 million, which represented 50 percent of the residual equity of Receivable SPV. Refer to Note 12, Financial Liabilities, and Note 19, Other Transactions with Related Parties, for additional information related to Receivable SPV and the loan.

Nonconsolidated VIEs

ZF Marysville, LLC

We have a commercial agreement with ZF Marysville, LLC ("ZFM") in which ZFM will produce lightweight axles at one of our new facilities. ZFM was determined to be a VIE as it does not have sufficient equity at risk to finance its activities. We hold no equity interests in ZFM and we do not have the power to direct the activities of ZFM which most significantly affect its economic performance. Therefore, we have determined we are not the primary beneficiary of ZFM.

ZFM began production in July 2010. Upon the start of operations, we recorded capital lease assets and capital lease obligations resulting from an embedded capital lease related to the equipment used to produce the lightweight axles. At December 31, 2010, we had $64 million of capital lease assets and $66 million of capital lease obligations, which are included in Property, Plant and Equipment, Net and Financial Liabilities, respectively, in the accompanying Consolidated Balance Sheets. Our maximum exposure to loss is approximately $38 million through our contractual commitments to ZFM through 2020.

U.S. Dealer Automotive Receivables Transition LLC

As a result of the 363 Transaction, we replaced Old Carco as a party to the Ally Master Transaction Agreement ("Ally MTA") between Old Carco, U.S. Treasury, Ally and U.S. Dealer Automotive Receivables Transition LLC ("USDART"). The Ally MTA provides for a risk sharing arrangement, in which USDART will reimburse Ally for a majority of certain qualifying losses on loans made to certain dealers prior to November 21, 2009. USDART was determined to be a VIE as it does not have sufficient equity at risk to finance its activities. As of December 31, 2010, we have a variable interest in USDART in the form of a $100 million advance to USDART. However, we do not have the power to direct the activities of USDART which most significantly affect its economic performance, therefore, we determined we were not the primary beneficiary of USDART.

Based on the terms of the Ally MTA, USDART must maintain a minimum balance in its cash account in order to cover potential losses incurred by Ally in conjunction with the Ally MTA. If during the term of the Ally MTA this balance falls below $75 million, we will be required to make a payment to USDART to increase the balance to $100 million. Upon conclusion of the Ally MTA, the unused portion of the $100 million advance to USDART will be transferred to us. In addition, the total losses incurred by Ally and the remaining balance of the advance will reduce our Tranche C Commitments (as described and defined in Note 12, Financial Liabilities).

The Ally MTA will terminate no earlier than May 2013 unless all parties mutually agree to terminate the contract at an earlier date. As of December 31, 2010 and 2009, $96 million and $100 million, respectively, is included in Advances to Related Parties and Other Financial Assets in the accompanying Consolidated Balance Sheets. At December 31, 2010, $4 million is included in Other Assets in the accompanying Consolidated Balance Sheets and represents qualifying loan losses incurred by Ally to date, which will reduce our Tranche C Commitments at the conclusion of the Ally MTA. Refer to Note 12, Financial Liabilities, and Note 14, Commitments, Contingencies and Concentrations, for additional information related to USDART.